UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant toss.240.14a-11© orss.240.14a-12

Canada Southern Petroleum Ltd.

………………………………………………………………………………………………

(Name of Registrant as Specified In Its Charter)

………………………………………………………………………………………………

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

………………………………………………………………………………………………

2) Aggregate number of securities to which transaction applies:

………………………………………………………………………………………………

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

………………………………………………………………………………………………

4) Proposed maximum aggregate value of transaction:

………………………………………………………………………………………………

5) Total fee paid:

………………………………………………………………………………………………

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

………………………………………………………………………………………………

2) Form, Schedule or Registration Statement No.:

………………………………………………………………………………………………

3) Filing Party:

………………………………………………………………………………………………

4) Date Filed:

………………………………………………………………………………………………

#

CANADA SOUTHERN PETROLEUM LTD.

Annual General Meeting of Shareholders

June 24, 2003

Dear Shareholder:

It is a pleasure for us to extend to you a cordial invitation to attend the 2003 Annual General Meeting of Shareholders of Canada Southern Petroleum Ltd. which will be held at The Calgary Petroleum Club, 319 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 0L5 (Telephone 403-269-6194), Tuesday, June 24, 2003 at 10:00 A.M.

While we are aware that most of the Company’s shareholders are unable personally to attend the Annual Meeting, proxies are solicited to insure that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting.  Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

In addition to helping us conduct business at the annual meeting, there is an important personal reason for you to return your proxy vote card.  Under the abandoned property law of some jurisdictions, a shareholder may be considered “missing” if that shareholder has failed to communicate with the Company in writing.  To that end, the return of your proxy vote card qualifies as written communication.

The Notice of Meetings and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

As in the past, members of management will review with you the Company’s results and will be available to respond to questions.

We look forward to seeing you at the meeting.

Sincerely,

Randy L. Denecky

May 15, 2003

President

PROXY STATEMENT ERRATA

The Notice of Meeting page accompanying the proxy statement of Canada Southern Petroleum Ltd. dated May 15, 2003 incorrectly states that the shareholder record date for the company’s Annual General Meeting was April 30, 2003.  The correct shareholder record date for the Annual General Meeting was May 12, 2003.  Set forth below is the corrected Notice of Meeting page, reflecting the actual shareholder record date.

CANADA SOUTHERN PETROLEUM LTD.

#505, 706 - 7th Avenue S.W.

Calgary, Alberta Canada T2P 0Z1

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders of CANADA SOUTHERN PETROLEUM LTD. (the “Company”) will be held at The Calgary Petroleum Club, 319 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 0L5 (Telephone 403-269-6194), on Tuesday, June 24, 2003 at 10:00 A.M., local time, to receive and consider the report of the auditors and the financial statements for the year 2002 and for the following additional purposes:

1.

To elect one director of the Company;

2.

To ratify the appointment of independent auditors of the Company for the fiscal year ending December 31, 2003 and to authorize the Board of Directors to fix the remuneration of such auditors; and

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

This notice and proxy statement are being sent to shareholders of record at the close of business on May 12, 2003 together with the enclosed proxy, to enable such shareholders to state their instructions with respect to the voting of the shares.  Proxies should be returned in the reply envelope provided.

By Order of the Board of Directors,

Timothy L. Largay,

Secretary

May 15, 2003

RETURN OF PROXIES

WE URGE EACH SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES HELD, WHO IS UNABLE TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.

CANADA SOUTHERN PETROLEUM LTD.

#505, 706 - 7th Avenue S.W.

Calgary, Alberta Canada T2P 0Z1

___________________

PROXY STATEMENT

2003 ANNUAL GENERAL MEETING

___________________

GENERAL INFORMATION

THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CANADA SOUTHERN PETROLEUM LTD. (the “Company”) for use at the 2003 Annual General Meeting of Shareholders to be held at The Calgary Petroleum Club, Calgary, Alberta, Canada T2P 0L5 (Telephone 403-269-6194), on Tuesday, June 24, 2003 at 10:00 A.M., local time, and at any adjournments or postponements thereof.  The notice of meeting, proxy statement and proxy are being mailed to shareholders on or about May 16, 2003.

The Company expects to solicit proxies primarily by mail.  To the extent necessary to assure sufficient representation of shares at the Annual General Meeting proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies.  In addition, the Company has retained The Corporate Advisory Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $4,000 plus out-of-pocket expenses.  The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Voting of Proxies and Record Date

Unless otherwise specified by the means provided in the enclosed proxy, the shares represented by the proxy will be voted on any business as may properly come before the meeting. If a choice is specified by the means provided in the proxy, the shares represented by the proxy will be voted or withheld from voting in accordance with the specification made.  If no choice is specified, the named Proxies will vote such shares at the Annual General Meeting of Shareholders: (1) in favor of the election of Mr. D. Michael G. Stewart as a director of the Company; and (2) in favor of ratification of the appointment of Ernst & Young LLP as independent auditors of the Company and in favor of authorizing the Audit Committee of the Board of Directors to fix the remuneration of the auditors.

#

The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notice of Meeting or other matters which may properly come before the meeting.  The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

The total number of outstanding shares of the Company was 14,417,770 Limited Voting Shares at May 15, 2003.  Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum.  A simple majority of the votes cast is required to approve Proposal Numbers 1 and 2 (as set forth on the form of proxy) at the Annual General Meeting and any other regular business that comes before the Annual General Meeting.

At each General Meeting of Shareholders, each shareholder is entitled to one vote for each share shown as registered in his name in the list of shareholders, subject, however, to a provision in the Company’s Memorandum of Association (Articles of Continuance) to the effect that no person shall vote more than 1,000 shares.  Article 8 of the Company’s Articles of Continuance (dated June 4, 1980) provides as follows:

8.

Voting Restrictions

With respect to any matter to be voted upon at any meeting of Members any one person, hereinafter defined, shall be entitled to vote:

(i)  with respect to shares registered in his name on the books of the Company which are beneficially owned by him, the number of shares, but in no event more than 1,000;

(ii)  with respect to shares registered in his name on the books of the Company which he holds as a trustee other than as a nominee, the number of shares but in no event more than 1,000; and

(iii)  with respect to shares registered in his name as nominee and on instructions from each one person who is the owner thereof a number of shares owned by each such one person but in no event more than 1,000 with respect to each such one person, provided that no such one person shall vote or give instruction as to the voting of more than 1,000 shares in the aggregate.

That for all purposes of these Articles:

(a)

Any entity or group in the nature of and including:

(i) a corporation, its subsidiaries and affiliates; or

(ii) a trust; or

(iii) two or more trusts created by one person or having substantially the same beneficiaries or remaindermen; or

(iv) an association, partnership, joint or common venture; or

#

(v) all shareholders, security holders, officers, directors, members and employees of one person who owns beneficially more than 10% of the shares of the Company;

shall be deemed to be one person;

(b)

One person who has shares registered in his name who is not a beneficial owner or nominee thereof, shall be deemed to hold such shares as a trustee;

(c)

No person shall be deemed beneficially to own shares of the Company if such shares are subject to any agreement whereunder any other person either certainly or contingently is or may become entitled to any interest in or right to or control over such shares other than an agreement whereunder such shares are bona fide mortgaged, pledged or charged to any bank, trust company or other lending institution or to any brokerage firm to secure indebtedness;

(d)

In order to determine the number of shares that any Member is entitled to vote at any meeting of Members, the board of directors may require in or with the notice of the meeting or an adjourned meeting that any Member must provide as a condition precedent to his right to vote, such evidence as the board of directors may require as to the beneficial ownership of the shares held by him; and

(e)

If the board of directors of the Company decides, or if the chairman for the time being at any meeting of the Members believes that it is in the best interests of the Company that any meeting of Members be adjourned to determine the number of shares that any holder of shares is entitled to vote at such meeting, then the chairman shall on his own motion adjourn once such meeting for a period not exceeding 60 days.

The list of shareholders is available for inspection during usual business hours at the offices of Daley, Black & Moreira, Suite 401, Toronto-Dominion Bank Building, 1791 Barrington Street, Halifax, Nova Scotia and at the Annual General Meeting of Shareholders.  The list of shareholders was prepared as of May 12, 2003, the record date fixed for determining shareholders entitled to notice of the Annual General Meeting of Shareholders.  If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote.  Abstentions and brokers non-votes will be counted neither as votes “in favor” or votes “against” any matter brought before the meeting.

#

Revocation of Proxies

Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder, or by his attorney authorized in writing, and deposited at the head office of the Company in Calgary, Alberta, Canada, at any time up to and including June 23, 2003, the last business day preceding the day of the Annual General Meeting of Shareholders to be held on June 24, 2003, or any adjournments thereof, or with the chairman of such meeting on the day of such meeting, or any adjournments thereof.

Nomination of Proxy Holder

A shareholder has the right to appoint a person to attend and act for him on his behalf at the Annual General Meeting other than the person or persons designated in the enclosed proxy.  To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other names.

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO CANADA SOUTHERN PETROLEUM LTD., # 505, 706 – 7th AVENUE S.W., CALGARY, CANADA, T2P 0Z1, ATTENTION: MR. RANDY DENECKY, CHIEF FINANCIAL OFFICER.

PROPOSAL 1.  THE ELECTION OF ONE DIRECTOR

One director is to be elected to hold office for a term of five years which expires at the Annual General Meeting of Shareholders in 2008 pursuant to the Articles of Association of the Company, which established five classes of directors to be elected on a rotating basis at each successive Annual General Meeting of Shareholders.  Mr. Benjamin W. Heath, a director of the Company since 1956, has declined to stand for re-election to the Board.  The Board of Directors has nominated Mr. D. Michael G. Stewart of Calgary, Alberta, Canada to succeed Mr. Heath.  The named Proxies will vote the shares represented by the proxy for the election of D. Michael G. Stewart unless otherwise directed. The following table sets forth information concerning the nominee for election and those directors whose terms of office are to continue after the meeting.

#

Name	Date Present Term of Office Expires	Principal Occupation During Last Five Years*	Director Since	Other Offices Held with Company

Nominee for a five year term expiring at the 2008 Annual Meeting

D. Michael G. Stewart	Director Nominee

Mr. Stewart has been a private consultant and investor since March 2002.  Prior thereto, he had served as Executive Vice President, Business Development for Westcoast Energy Inc., a Canadian energy firm, since 1997, and as President and Chief Executive Officer of Westcoast Gas Services Inc., a natural gas processing company from 1993 to 1997. Mr. Stewart is a director and Chair of the Audit Committee of Canadian 88 Energy Corp., a publicly held Canadian energy firm.  Mr. Stewart has over 30 years experience in the energy business and is a registered professional engineer in Alberta.  Age fifty-one.

			N/A	None

Directors continuing in office:

Timothy L. Largay	2004 Annual Meeting	Mr. Largay has been a partner in the law firm of Murtha Cullina LLP, Hartford, Connecticut since 1974. Mr. Largay is also a director of Magellan Petroleum Corporation, an oil and gas exploration and development company. Age fifty-nine.	1997	Secretary; Executive Committee

Richard C. McGinity	2005 Annual Meeting	Mr. McGinity has been President since 1986 of School Street Capital Group, an investment-banking firm with offices in Boston, Philadelphia, New Orleans, Jackson Hole, Wyoming and Ann Arbor, Michigan. The firm serves companies seeking expansion financing or merger and acquisition advisory services. Age fifty-nine.	2002	Audit Committee Chair; Executive Committee

Arthur B. O’Donnell	2006 Annual Meeting	Mr. O’Donnell, a CPA, served as an officer of the Company for many years prior to his retirement in 1994. Age seventy-eight.	1997	Audit Committee

Myron F. Kanik	2007 Annual Meeting	Mr. Kanik is President of Kanik and Associates Ltd., a consulting firm. He has been a director of AltaGas Energy Services Inc., a Calgary based natural gas company, since June 1, 2001. Mr. Kanik was president of the Canadian Energy Pipeline Association from 1993 to 1999 and was Deputy Minister for the Alberta Department of Energy from 1985-1993. Age sixty-two.	2002	Executive Committee

The Company is not aware of any arrangements or understandings between any director and any other person or persons pursuant to which such director was or is to be selected as a director.  There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Committees of the Board of Directors:  Attendance at Meetings

The Audit Committee in 2002 was comprised of Messrs. Arthur B. O’Donnell and Richard C. McGinity, who was appointed to the Audit Committee on April 29, 2002 to replace Mr. Benjamin Heath and appointed Chair on June 11, 2002.  If Mr. Stewart is elected to the Board of Directors at the 2003 Annual General Meeting, he will be appointed to the Audit Committee as its third member.  The principal duties of the Audit Committee are:  the engagement and discharge of auditors, reviewing with the auditors the plan and results of the auditing engagement, reviewing the independence of the auditors and reviewing the adequacy of the Company’s system of internal accounting controls.  The Audit Committee met 5 times during the year ended December 31, 2002.

The Company has no standing nominating or compensation committees.  The functions that would be performed by such committees are performed by the full Board of Directors.  During the year ended December 31, 2002, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve (a total of 16 meetings).

The Board established an Executive Committee comprised of Messrs. Largay, McGinity, and Kanik on April 1, 2003.

Report of the Audit Committee Addressing Specific Matters

On January 28, 2000, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company.  Each member of the Audit Committee is an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14).

In connection with the preparation and filing of the Company's audited financial statements for the year ended December 31, 2002 (the "audited financial statements"), the Audit Committee performed the following functions:

•

The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors.  The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments; and the clarity of disclosures in forward looking statements.

•

The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

•

The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the auditors’ nonaudit services to the Company with the auditors’ independence.

Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the U.S. Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

2002 Audit Committee - Arthur B. O’Donnell and Richard C. McGinity (Chair)

ADDITIONAL INFORMATION CONCERNING EXECUTIVE OFFICERS

AND DIRECTORS

Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Officers

The Company’s sole executive officer is Randy L. Denecky, the Company's Treasurer, Chief Financial and Accounting Officer and Acting President (since January 7, 2002).  Mr. Denecky is elected annually by the Company’s Board of Directors and reports directly to it.

Randy L. Denecky	Acting President, Treasurer and Chief Financial and Accounting Officer

Mr. Denecky has been the Chief Financial and Accounting Officer of the Company since November 7, 2001, and the Acting President since January 7, 2002.  He is a Chartered Accountant who from 1998 to 2001 was the most senior Canadian financial person of Neutrino Resources Inc.  Mr. Denecky has 16 years of Canadian oil and gas industry experience.  Age forty.

Executive Compensation

The following table sets forth certain summary information concerning the compensation of Mr. Randy Denecky, the Company's Chief Financial Officer and Acting President (since January 7, 2002).

Summary Compensation Table
	Annual Compensation				Long Term Compensation Award Options/SARs(#)
Name and Principal Position	Year	Salary (CDN$)	Bonus (CDN$)	Other (CDN$)(*)
Randy L. Denecky Chief Financial Officer and Acting President	2002 2001	$120,000 $16,667	$20,000 -0-	$2,880 $480	-0- 45,000

* Mr. Denecky was reimbursed for parking during the year.

Mr. Denecky was the Chief Financial Officer commencing on November 8, 2001.

#

Stock Options

The following table provides information about stock options held by the Company’s Chief Financial Officer and Acting President at December 31, 2002.

Aggregated Option/SAR Exercises in 2002 and December 31, 2002 Option/SAR Values
	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs (#) at December 31, 2002		Value of Unexercised In-The-Money Options/SARs ($) at December 31, 2002
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy L. Denecky	-0-	-0-	15,000	30,000	$-0-	$-0-

Compensation of Directors

Each of the named directors received an annual director’s fee of $30,000 (U.S. $19,000), a fee of $250 (U.S. $160) for each conference call meeting and $500 (U.S. $320) for each meeting requiring travel.  The total directors’ fees received in 2002 were as follows: Benjamin W. Heath ($34,750), Timothy L. Largay ($35,250), Arthur B. O’Donnell ($33,500), Myron F. Kanik ($23,750), Richard C. McGinity ($34,750).

In light of the additional responsibilities for directors under the Sarbanes-Oxley Act of 2002 and Nasdaq rules, the Board or Directors (effective April 1, 2003) increased the annual director’s fee to US $35,000 and the meeting fees to US $1,000 for each meeting.  The Board of Directors also set the Executive Committee meeting fees at US $1,000 for each meeting, and the Audit Committee Chair fee at US $10,000 per annum.

Compensation Committee Interlocks and Insider Participation in Compensation Committee

The entire Board of Directors served in 2002 as the compensation committee.

Board Compensation Committee Report

The Compensation Committee submits the following report for the year 2002:

The Board of Directors does not maintain specific compensation policies applicable to the Company’s Chief Executive Officer or Chief Financial Officer and the Board has established no specific relationship between corporate performance and executive compensation.  Compensation has been determined based on the skills, experience and leadership Mr. Denecky as the Chief Executive Officer and the Chief Financial Officer has brought to the performance of his duties, and on his ability to protect, defend and pursue the Company’s ability to realize value on the Company’s oil and gas interests.

Arthur B. O’Donnell

Myron F. Kanik

Benjamin W. Heath

Richard C. McGinity

Timothy L. Largay

CORPORATE GOVERNANCE

In 1995, the Toronto Stock Exchange Committee on Corporate Governance in Canada issued a report (the “TSE Report”) setting out a series of guidelines for effective corporate governance.  These guidelines deal with matters such as the constitution and independence of corporate boards, their function, the role of board committees and the selection and education of board members.  The Toronto Stock Exchange now requires that each listed company disclose on an annual basis its approach to corporate governance with reference to the guidelines.  The Company’s approach to corporate governance is described below.

Mandate of the Board

The mandate of the board includes:

(a)

approving strategic objectives for the Company and the overall operating and financial plans to achieve them;

(b)

identifying and managing the principal risks of the Company’s business;

(c)

verifying the integrity of the Company’s internal financial, control and management information systems;

(d)

selecting the Chief Executive Officer and approving the selection of other senior executives; and

(e)

monitoring the Company’s communications with shareholders, other stakeholders and the general public.

Composition of the Board

The TSE Report recommends that the Board of Directors be constituted with a majority of individuals who qualify as unrelated directors.  An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of the Company.  Each of the Company’s present directors, Messrs. Heath, Largay, O’Donnell, McGinity and Kanik, is unrelated.  The director nominee, Mr. Stewart will qualify as an unrelated director, if elected.  Mr. Largay is a partner in a firm which provides legal services to the Company and receives fees in amounts which are not material to the firm.  Mr. Kanik is President of Kanik and Associates Ltd., a consulting firm which provides services to the Company.

The TSE Report recommends that every board of directors should examine its size with respect to its effectiveness.  The board believes its present size of five directors is the most effective size at this time.  The board established an Executive Committee comprised of Messrs. Kanik, Largay and McGinity on April 1, 2003.

Board Committees (See also “Committees of the Board of Directors”, page 6)

Audit Committee (see also “Report of the Audit Committee Addressing Specific Matters”, page 6)

The TSE Report recommends that an audit committee of every board be comprised only of outside (non-management) directors.  Messrs. O’Donnell and McGinity are outside directors.   If elected to the Board of Directors and appointed to the Audit Committee, Mr. Stewart would be an outside director.

Nominating Committee

The TSE Report recommends that the board appoint a committee of outside directors with the responsibility of proposing new nominees to the board.  The TSE Report also recommends that the Nominating Committee or the appropriate committee implement a process to assess the effectiveness of the board and the contribution of the individual directors.

The board believes that the full board of directors should perform these functions because of the relatively small size of the board.

Orientation and Education of New Directors

The TSE Report recommends an orientation and education program for new recruits to the board.  The board believes that given the size and situation of the Company, it provides and will continue to provide the necessary information for a new board member to perform the duties of a director.

Compensation of Directors

The TSE Report recommends that the board review the adequacy and form of compensation of directors and ensure that the compensation reflects the responsibilities and risk involved in being an effective director.  The board reviews the compensation of its members periodically, and believes that the current compensation of directors reflects the recommendation of the TSE Report.

Management’s Responsibilities

The TSE Report recommends that the board develop position descriptions for the board and the Chief Executive Officer with definitions of the limits of management’s responsibility.  Management is responsible for the day to day operations of the Company. Any matters which are material to the Company are discussed and approved by the full board or the Executive Committee. Mr. Denecky is required (whenever practicable) to report to the board in a comprehensive manner on any significant proposed activities and transactions of the Company, the progress being made on activities and transactions which have been undertaken, the abandonment of activities or transactions, and the results of all activities and transactions being conducted or which have been concluded.  Whenever practicable, all such reports are furnished to the directors in writing and subsequently also orally discussed, whenever their importance justifies.

Independence from Management

The TSE Report recommends that the board ensure that it can operate independently of management.  There are currently four non-management directors and one management director on the Company’s board; therefore, the board believes that it can effectively operate independently of management.

The TSE Report also recommends that an individual director have the ability to engage an outside advisor at corporate expense in appropriate circumstances.  The board will consider that issue in the event that such a circumstance arises.

Shareholder Relations

The Company has appointed a representative for shareholders to contact for information, questions or concerns regarding the Company.  Company personnel report to the board on any concerns that have been expressed by shareholders.

PERFORMANCE GRAPH

The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Market Index and an Industry Group Index. (Media General’s Independent Oil and Gas Industry Group).

The chart displayed below is presented in accordance with SEC requirements.  Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

"GRAPH OMITTED"

	1997	1998	1999	2000	2001	2002

Canada Southern	100	59.70	70.15	57.47	62.81	32.36
Independent Oil & Gas	100	64.77	90.74	131.68	107.61	112.68
NASDAQ Market Index	100	141.04	248.76	156.35	124.64	86.94

#

Security Ownership of Certain Beneficial Owners

The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

Security Ownership of Management

The following table sets forth information as to the number of shares of the Company’s Limited Voting Shares owned beneficially on April 30, 2003 by (a) each of the Company’s directors and executive officers, (b) the nominee for director, and (c) by all executive officers and directors of the Company as a group.

	Amount and Nature of Beneficial Ownership
Name of Individual or Group	Shares Held Directly or Indirectly	Options	Percent of Class

Randy L. Denecky	-	45,000	*
Benjamin W. Heath	20,000	20,000	*
Myron F. Kanik	-	50,000	*
Timothy L. Largay	3,615	125,000	*
Richard C. McGinity	1,000	50,000	*
Arthur B. O’Donnell	1,654	60,000	*
D. Michael G. Stewart	-	-	*
Directors and Executive Officers as a Group (a total of 6)	26,269	350,000	2.5%

________________________

*

The percent of class owned is less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Limited Voting Shares to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the “SEC”).  Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that during the year ended December 31, 2002, its executive officers and directors complied with all applicable filing requirements.

Changes in Control

The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

#

Certain Business Relationships

On January 29, 1991, the Company granted interests to certain of its officers, employees, directors, counsel and consultants amounting to an aggregate of 7.8% (an additional 0.75% was granted in 1997 to litigation counsel) of any and all net recoveries from the defendants in the Kotaneelee gas field litigation due to the defendants’ failure to assure the earliest feasible development and marketing of gas and due to other failures.  The following interests were granted directly or indirectly to individuals who were then directors or who subsequently became directors of the Company:

         Party

Interest Granted (%)

Murtha Cullina LLP (Mr. Largay a director since 1997)

        1.00

Arthur B. O’Donnell (A director since 1997)

       0.33 1/3

Benjamin W. Heath (A director since 1956)

        0.25

Mr. Myron Kanik, who was elected a director on April 29, 2002, previously agreed to consult with the Company for a one-year term commencing May 1, 2002 and received compensation in the amount of CDN $66,667 in exchange for his consulting services.  The Company and Mr. Kanik have renewed this consulting agreement for an additional one-year term which commenced on May 1, 2003.

Royalty Interests

Mr. Benjamin W. Heath, a director of the Company who is not standing for reelection at the Annual General Meeting, has royalty interests in certain of the Company’s oil and gas properties (present or past) which were received directly or indirectly from the Company:  Mr. Heath’s interests range from 1.772% to 2%; and the interests of a trust (in which Mr. Heath has a 54.4% beneficial interest), range from 7.603% to 7.8%.  In each case, the applicable percentage depends on the property on which the royalty is paid.  During 2002, the Company and third-party operators and/or owners of properties made payments to Mr. Heath in the amount of U.S. $21,007.

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Ernst & Young LLP, which has served the Company since its organization in 1954, to audit the accounts of the Company for the fiscal year ending December 31, 2003.  A vote for or against the ratification of the appointment of auditors, or the abstaining from such vote may be indicated by checking the appropriate box on the proxy.  Unless otherwise specified, the named proxies will vote the shares represented by the enclosed proxy in favor of the ratification of the appointment of Ernst & Young LLP and to authorize the Audit Committee to fix the remuneration of such auditors.  Representatives of Ernst & Young LLP are expected to be present at the Annual General Meeting.  Fees paid to Ernst & Young LLP by the Company for the year ended December 31, 2002 were as follows:

Audit Fees	$70,000
Financial Information System Design and Implementation Fees	-0-
All Other Fees	36,948
Total fees	$106,948

#

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

SHAREHOLDER PROPOSALS

Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company’s 2004 Annual General Meeting of Shareholders must submit the proposal on or before January 16, 2004.

If a shareholder wishes to present a proposal at the Company's 2004 Annual General Meeting of Shareholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the shareholder must give advance notice to the Company prior to the deadlines set forth in the Company's Articles of Association.

If a shareholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article 76 of the Company's Articles of Association applies.

Notice of Business to be Brought Before a Shareholders’ Meeting

Article 76 of the Company’s Articles of Association provide in part that

At an ordinary general meeting of the members, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a member.  For business to be properly brought before an annual meeting by a member, the member must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a member’s notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

A member’s notice to the Secretary shall set forth as to each matter the member proposes to bring before the annual meeting:

(a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b) the name and address, as they appear on the Company’s books, of the member intending to propose such business;

(c) the class and number of shares of the Company which are beneficially owned by the member;

(d) a representation that the member is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

(e) any material interest of the member in such business.

Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 76.  The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 76, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

To be timely under Article 76, a shareholder's notice must be received by the Company on or before March 26, 2004, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

If a shareholder's proposal relates to the nomination of persons for election to the board of directors, Article 110A of the Company's Articles of Association applies.

Article 110A of the Company's Articles of Association provide in part that

110A. Only persons who are nominated in accordance with the procedures set forth in these Articles shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company only may be made at an annual general meeting of members (and not at a special general meeting) (a) by or at the direction of the Board of Directors or (b) by any member of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article 110A. Nominations by members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

Each such notice shall set forth:

(a) the name and address of the member who intends to make the nomination and of the person or persons to be nominated;

(b) a representation that the member is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; and

(d) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the Company if elected.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in these Articles. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these Articles, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

To be timely under Article 110A, a shareholder's notice must be received by the Company on or before March 26, 2004, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

Shareholder proposals relating to the Company’s Annual General Meeting of Shareholders must be received by the Company at its principal office, #505, 706 - 7th Avenue S.W. Calgary, Alberta Canada T2P 0Z1.  The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company’s Articles of Association and the proxy rules relating to such inclusion.

The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

Timothy L. Largay

Secretary

Dated:  May 15, 2003

#